Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 4, 2021 and, made by and among KADANT INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, the Foreign Subsidiary Borrowers party hereto, the several banks and other financial institutions or entities parties hereto (the “Lenders”), CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”), and CITIZENS BANK, N.A., as multicurrency administrative agent (the “Multicurrency Administrative Agent”; together with the Administrative Agent, the “Agents”).

Background

The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders entered into an Amended and Restated Credit Agreement dated as of March 1, 2017, as amended by that certain First Amendment dated as of May 24, 2017, that certain Limited Consent dated as of December 9, 2018, that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2018, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of March 16, 2020 (the “Original Credit Agreement”), as amended by this Fourth Amendment and as further amended, modified or supplemented from time to time, the “Credit Agreement”.

The Borrower has requested that the Agents and the Lenders amend the Original Credit Agreement in the manner set forth herein.

Capitalized terms not defined herein shall have the meanings given such terms in the Original Credit Agreement. This Fourth Amendment constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders hereby agree as follows:

1.Amendments to Original Credit. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 2 below, the following amendments are incorporated into the Original Credit Agreement:

(A)    The definition of “Foreign Subsidiary Borrowers” set forth in Section 1.1 of the Original Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Foreign Subsidiary Borrowers”: each Foreign Subsidiary of the Borrower that becomes a party hereto as of the date hereof or hereafter; provided that, without the prior written consent of the Administrative Agent and each of the Lenders, the only Foreign Subsidiaries of the Borrower permitted to become parties hereto shall be Kadant U.K. Limited, Kadant Johnson Europe B.V, Kadant Canada Corp., Kadant Johnson Deutschland GmbH, Kadant Cayman Ltd. and Kadant Luxembourg S.à.r.l.

The foregoing amendments are limited to those set forth herein and is not a commitment or agreement to grant any amendment in the future.

2.    Conditions Precedent.

The provisions of this Fourth Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:

(a)    the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower shall have delivered to the Agents an executed counterpart of this Fourth Amendment;

(b)    the Agents and the Lenders shall have indicated their consent and agreement by executing this Fourth Amendment;

(c)    Kadant Cayman Ltd. shall have and executed and delivered to the Agents a Joinder Agreement in form and substance satisfactory to the Agents;

(d)    The Agents shall have received (i) such certificates or resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Kadant Cayman Ltd. as the Agents may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents; (ii) such documents and certifications as the Agents may reasonably require to evidence that Kadant Cayman Ltd. is duly organized or formed, and that Kadant Cayman Ltd. is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and including certified copies of the Organization Documents of Kadant Cayman Ltd; (iii) a certificate signed by a Responsible Officer of Kadant Cayman Ltd. certifying that (A) that there is no pending litigation or proceeding of or before any arbitrator or Governmental Authority and, to the knowledge of Kadant Cayman Ltd, there is no investigation or litigation, proceeding of or before any Governmental Authority threatened by or against Kadant Cayman Ltd. or against any of its properties or revenues (x) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (y) that would reasonably be expected to have a Material Adverse Effect, and (B) any approvals required to enter into the transaction contemplated herein by any Governmental Authority or material third party have been obtained; and

(e)    the Borrower shall have paid all of the Agents’ fees and expenses and all amounts required under the Loan Documents.

3.     Miscellaneous.

(a)    Ratification. The terms and provisions set forth in this Fourth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this Fourth Amendment, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Fourth Amendment, the Original Credit Agreement (as unmodified by this Fourth Amendment) shall control.

(b)    Representations and Warranties. The Borrower hereby represents and warrants to the Agents that the representations and warranties set forth in the Loan Documents, after giving effect to this Fourth Amendment, are true and correct in all material respects (or all respects to the extent
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already qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agents and the Lenders that the execution and delivery of this Fourth Amendment (i) are within the Borrower’s, each Subsidiary Guarantor’s and each Foreign Subsidiary Borrower’s organizational power and authority; (ii) have been duly authorized by all necessary organizational action of the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower; (iii) is not in contravention of any provision of the Borrower’s, any Subsidiary Guarantor’s or any Foreign Subsidiary Borrower’s Organizational Documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which either the Borrower, any Subsidiary Guarantor or any Foreign Subsidiary Borrower is a party or by which Borrower, any Subsidiary Guarantor, any Foreign Subsidiary Borrower or any of their property is bound. All representations and warranties made in this Fourth Amendment shall survive the execution and delivery of this Fourth Amendment.

(c)    Consent to Joinder. It is understood and agreed that, except as set forth in Section 2(d) hereof, the Lenders waive all requirements to fulfill the conditions set forth in the first paragraph of Section 5.3 of the Credit Agreement relating to satisfaction of the conditions set forth in Section 5.1(a) of the Credit Agreement with respect to the Foreign Subsidiary.

(d)    Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Fourth Amendment, including without limitation, the reasonable costs and fees of the Agents’ legal counsel.

(e)    Severability. Any provision of this Fourth Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Fourth Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(f)    Applicable Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(g)    Successors and Assigns. This Fourth Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders and the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers and their respective successors and assigns.

(h)    Counterparts. This Fourth Amendment may be executed in one or more counterparts and on facsimile counterparts or other electronic transmission, as permitted under the Original Credit Agreement, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(i)    Headings. The headings, captions, and arrangements used in this Fourth Amendment are for convenience only and shall not affect the interpretation of this Fourth Amendment.

(j)    ENTIRE AGREEMENT. THIS FOURTH AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT.
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THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(k)     Acknowledgement and Reaffirmation. Each of the Borrower, as a guarantor, and Kadant Black Clawson LLC, Kadant International Holdings LLC, Kadant Johnson LLC, Kadant Syntron Holdings, LLC, Syntron Material Handling Group, LLC, Syntron Material Handling Holdings, LLC, Syntron Material Handling Intermediate Holdings, LLC and Syntron Material Handling, LLC (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Guarantors”), hereby acknowledges the amendments effected pursuant to this Fourth Amendment and reaffirms its guaranty of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations (each as defined in the Guarantee) pursuant to that certain Amended and Restated Guarantee Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors and the Administrative Agent. Notwithstanding anything to the contrary contained in this Fourth Amendment or the Original Credit Agreement to the contrary, the Foreign Subsidiary Borrowers shall only be liable for their own Foreign Subsidiary Borrower Obligations and not for the obligations of the Borrower or the other Foreign Subsidiary Borrowers contained in the Original Credit Agreement, as amended by the Fourth Amendment or in any other Loan Document.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KADANT INC.

By:/s/ Jeffrey L. Powell
Name: Jeffrey L. Powell
Title: President and CEO

KADANT U.K. LIMITED
as a Foreign Subsidiary Borrower

By:/s/ Jeffrey L. Powell
Name: Jeffrey L Powell
Title: Director

KADANT CANADA CORP.
as a Foreign Subsidiary Borrower

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

KADANT JOHNSON EUROPE B.V.
as a Foreign Subsidiary Borrower

By:/s/ Eric T. Langevin
Name: Eric T. Langevin
Title: Director

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-5)

KADANT INTERNATIONAL LUXEMBOURG S.C.S.
as a Foreign Subsidiary Borrower (as a Foreign
Subsidiary Borrower prior to the effectiveness of the
Fourth Amendment)

By:/s/ Stacy D. Krause
Name: Stacy D. Krause
Title: Manager

KADANT LUXEMBOURG S.à r.l.,
as a Foreign Subsidiary Borrower

By:/s/ Thomas A. Martin
Name: Thomas A. Martin
Title: Class A Manager

By:/s/ Florence Gerardy
Name: Florence Gerardy
Title: Class B Manager

KADANT JOHNSON DEUTSCHLAND GmbH
as a Foreign Subsidiary Borrower

By:/s/ Eric T. Langevin
Name: Eric T. Langevin
Title: Director

KADANT CAYMAN Ltd.
as a Foreign Subsidiary Borrower

By:/s/ Alastair Loxton
Name: Alastair Loxton
Title: Director

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-6)

Subsidiary Guarantors:

Kadant Black Clawson LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Kadant International Holdings LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Kadant Johnson LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Kadant Syntron Holdings, LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-7)

Syntron Material Handling Group, LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Syntron Material Handling Holdings, LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Syntron Material Handling Intermediate Holdings, LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Syntron Material Handling, LLC

By:/s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-8)

CITIZENS BANK, N.A., as Administrative Agent and as a Lender

By:/s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-9)

CITIZENS BANK, N.A., as Multicurrency Administrative Agent and as a Lender

By:/s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-10)

CITIZENS BANK, N.A., as a Lender

By:/s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-11)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/ Christopher S. Allen
Name: Christopher S. Allen
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-12)

U.S. BANK NATIONAL ASSOCIATION

By:/s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-13)

HSBC BANK USA, N.A.

By:/s/ Kyle Patterson
Name: Kyle Patterson
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-14)

SANTANDER BANK, N.A.

By:/s/ Benjamin Hildreth
Name: Benjamin Hildreth
Title: Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-15)

JPMORGAN CHASE BANK, N.A.

By:/s/ Brian Keenan
Name: Brian Keenan
Title: Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-16)

HSBC BANK CANADA

By:/s/ Pham Hong Hai
Name: Pham Hong Hai
Title: Country Head of International Subsidiary Banking

By:/s/ Douglas Remington
Name: Douglas Remington
Title: AVP, International Subsidiary Banking

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-17)

BANK OF AMERICA, N.A.

By:/s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President

[Signature Page - Fourth Amendment to Amended and Restated Credit Agreement]

(S-18)